PG&E Corporation Investor Call
December 21, 2007
This presentation is not complete without the accompanying statements made by management on the December 21, 2007 conference call

Cautionary Statement Regarding Forward-Looking
Information
This presentation contains forward-looking statements regarding management’s guidance for PG&E Corporation’s 2007, 2008, and 2009 earnings per share from operations, targeted compound annual growth rate for earnings per share from operations over the 2007-2011 outlook period, and management’s assumptions and forecasts on which this guidance is based. These statements, assumptions, and forecasts are based on current expectations which management believes are reasonable but are necessarily subject to various risks and uncertainties, the realization or resolution of which are outside of management's control. Actual results may differ materially. Factors that could cause actual results to differ materially include:
 ▪ Pacific Gas and Electric Company’s (Utility) ability to timely recover costs through rates and manage capital and expense costs within authorized levels;
 ▪ the outcome of regulatory proceedings, including pending and future ratemaking proceedings at the California Public Utilities Commission (CPUC) and
 the Federal Energy Regulatory Commission;
 ▪ the adequacy and price of electricity and natural gas supplies, and the ability of the Utility to manage and respond to the volatility of the electricity and natural gas markets;
 ▪ the effect of weather, storms, earthquakes, fires, floods, disease, other natural disasters, explosions, accidents, mechanical breakdowns, acts of terrorism, and other events or hazards on the Utility’s facilities and operations, its customers, and third parties on which the Utility relies;
 ▪ the potential impacts of climate change on the Utility’s electricity and natural gas business;
 ▪ changes in customer demand for electricity and natural gas resulting from unanticipated population growth or decline, general economic and financial market conditions, changes in technology including the development of alternative energy sources, or other reasons;
 ▪ operating performance of the Utility’s Diablo Canyon nuclear generating facilities (Diablo Canyon), the occurrence of unplanned outages at Diablo
 Canyon, or the temporary or permanent cessation of operations at Diablo Canyon;
 ▪ whether the Utility is able to maintain the cost efficiencies it has recognized from the completed initiatives to improve its business processes and customer service (referred to as “Transformation” or “BT”) and whether the Utility is able to identify and successfully implement additional cost-savings measures;
 ▪ whether the Utility is able to achieve the CPUC’s energy efficiency targets and timely recognize any incentives the Utility may earn;
 ▪ whether the Utility’s planned capital investment projects are timely completed within authorized cost amounts;
 ▪ the impact of changes in federal or state laws, or their interpretation, on energy policy and the regulation of utilities and their holding companies;
 ▪ the impact of changing wholesale electric or gas market rules, including the California Independent System Operator’s new rules to restructure the
 California wholesale electricity market;
 ▪ how the CPUC administers the conditions imposed on PG&E Corporation when it became the Utility’s holding company;
 ▪ the extent to which PG&E Corporation or the Utility incurs costs and liabilities in connection with litigation that are not recoverable through rates, from third parties, or through insurance recoveries;
 ▪ the ability of PG&E Corporation and/or the Utility to access capital markets and other sources of credit;
 ▪ the impact of environmental laws and regulations and the costs of compliance and remediation;
 ▪ the effect of municipalization, direct access, community choice aggregation, or other forms of bypass, and
 ▪ other risks and factors disclosed in PG&E Corporation’s and the Utility’s SEC reports, including those referred to in our Annual Report on Form 10-K for the year ended December 31, 2006 in the “Risk Factors” section of “Management’s Discussion and Analysis of Financial Condition and Results of
 Operations.”

Year	Pre-Tax Net Transformation Expense Benefits (in $MM)
	Projections as of 4/4/07	Actual / On-going Transformation performance projections as of 12/21/07
2007	$(117) to $(40)	$0 to $5
2008	$(26) to $69	$0 to $80
2009	$146 to $233	$100 to $160
2010	$176 to $264	$100 to $160
2011	$187 to $278	$100 to $160
Transformation Performance - Expense

Year	Net Transformation Capital Benefits (in $MM)
	Projections as of 4/4/07	Actual / On-going Transformation performance projections as of 12/21/07
2007	$(128) to $(21)	$(10) to $0
2008	$(15) to $130	$110 to $180
2009	$153 to $276	$150 to $225
2010	$172 to $297	$150 to $225
2011	$185 to $313	$150 to $225
Transformation Performance - Capital

Cumulative 2008 - 2011
Pre-tax difference in Transformation expense benefits	$(185) - $(285)
Pre-tax difference in income impact of capital benefits	$ 0 - $ (40)
Total	$(185) - $(325)
Summary 2008-2011

Capital Expenditure Outlook ($MM)
$4,000
$3,000
$2,000
$1,000
$0
Chart Key
Common Plant
Transformation
Smart meter
Gen. Projects
Gas Trans.
Electric Trans.
Generation
Distribution

2007-2011 Average Annual Capex Increased to $3.3 Billion
2007
2008
2009
2010
2011
Previous Capex Forecast (April 4, 2007)
$3,200
$3,200
$2,500
$3,100
$2,100
$2,900
$3,600
$3,300
$3,200
 $3,400
Updated Capital Expenditure Outlook

Average Annual Rate Base ($B)*
$26
$24
$22
$20
$18
$16
$14
$12
$17.0
$16.8
$18.7
$18.6
$20.8
$20.8
$22.3
$22.6
$23.3
$24.1

* Projected 2007-2011 rate base is not adjusted for the impact of the carrying cost credit that primarily results from the second series of the Energy Recovery Bonds. Earnings will be reduced by an amount equal to the deferred tax balance associated with the Energy Recovery Bonds regulatory asset, multiplied by the Utility's equity ratio and by its equity return. The carrying cost credit declines to zero when the taxes are fully paid in 2012.
2007E
2008
2009
2010
2011
Previous Rate Base Forecast (April 4, 2007)
Rate Base Growth

Cumulative 2008 - 2011 ($ MM)		
Pre-tax difference in transformation expense benefits	$ (185)	to	$ (285)
Pre-tax difference in income impact of capital benefits*	0	to	(40)
Impact of capital in excess of authorized*	(150)	to	(250)
Total	**$ (335)**	**to**	**$ (575)**
Impact of new authorized capital	$ 125	to	$ 175
Customer energy efficiency incentives	100	to	200
Additional planned operating initiatives	110	to	200
Total	**$ 335**	**to**	**$ 575**

PG&E

* 2008 - 2010 Amounts
Forecast Differences and Offsets

$3.40
$3.20
$3.00
$2.80
$2.60
$2.40
$2.20
$2.00
2006 Actual
2007 E
2008E
2009E
Guidance Range

* Reg G reconciliation to GAAP for 2006 EPS from Operations and 2007, 2008, and 2009 EPS Guidance available in Appendix and at www.pgecorp.com
EPS from Operations*
EPS from Operations
Guidance Targets*:
2007 Guidance:	Upper half of $2.70-$2.80 per share range
2008 Guidance:	$2.90-$3.00 per share range
2009 Guidance:	$3.15-$3.25 per share range
EPS Guidance

2009	• Authorized weighted average return on equity of 11.45% • Average rate base of $20.8 billion • Meet targeted CEE savings • Realize targeted transformation benefits
2008-2011
• Authorized weighted average return on equity of 11.45%
• Average rate base of at least $24.1 billion by 2011
• Meet targeted CEE savings
• Realize targeted transformation benefits
• Fund incremental capital expenditures with Utility debt and equity consistent with authorized capital structure
• Convert Holding Company debt in 2010
• Settle all bankruptcy generator claims

Key Assumptions Supporting Guidance

Appendix

* Earnings per share from operations is a non-GAAP measure. This non-GAAP measure is used because it allows investors to compare the core underlying financial performance from one period to another, exclusive of items that do not reflect the normal course of operations.
2006
EPS on an Earnings from Operations Basis	$2.57
Items Impacting Comparability:
Scheduling Coordinator Cost Recovery Environmental Remediation Liability Recovery of Interest on PX Liability Severance Costs	0.21 (0.05) 0.08 (0.05)
EPS on a GAAP Basis	$2.76
2006 EPS - Reg G Reconciliation

2007
	Low	High
EPS Guidance on an Earnings from Operations Basis* Estimated Items Impacting Comparability EPS Guidance on a GAAP Basis	$2.70 0.00 $2.70	$2.80 0.00 $2.80
2008
	Low	High
EPS Guidance on an Earnings from Operations Basis* Estimated Items Impacting Comparability EPS Guidance on a GAAP Basis	$2.90 0.00 $2.90	$3.00 0.00 $3.00
* Earnings per share from operations is a non-GAAP measure. This non-GAAP measure is used because it allows investors to compare the core underlying financial performance from one period to another, exclusive of items that do not reflect the normal course of operations.

EPS Guidance - Reg G Reconciliation

2009
	Low	High
EPS Guidance on an Earnings from Operations Basis* Estimated Items Impacting Comparability EPS Guidance on a GAAP Basis	$3.15 0.00 $3.15	$3.25 0.00 $3.25

* Earnings per share from operations is a non-GAAP measure. This non-GAAP measure is used because it allows investors to compare the core underlying financial performance from one period to another, exclusive of items that do not reflect the normal course of operations.

EPS Guidance - Reg G Reconciliation